SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 28, 2008 (July 24, 2008)
Date of Report
(Date of Earliest Event Reported)
Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 649-2267
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Changes in Fiscal Year.
     On July 24, 2008, the Board of Directors of Synovus Financial Corp. (the “Company”) approved and adopted amendments to the Company’s bylaws (as so amended, the “Bylaws”). The amendments to the Bylaws include the following:
•	Article II, Section 4 was amended to provide that shareholders may nominate persons for election to the Board of Directors or bring other business before a shareholders’ meeting only by delivering prior written notice to the Company and complying with certain other requirements. With respect to any annual meeting of shareholders, such notice must generally be received by the Corporation’s secretary no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. The Bylaws also specify the information that must be included in any shareholder’s notice, including information relating to any nominee for election as a director and certain information relating to the shareholder giving the notice. The remaining sections of Article II were renumbered sequentially.

•	Article II, Section 5 (formerly Article II, Section 4) was amended to update the notice of shareholders’ meeting provisions to conform to the current provisions of the Georgia Business Corporations Code and to clarify the timeframe in which any special meeting properly called by the Corporation’s shareholders must be held.

•	Article III, Section 2 was amended to change the voting standard for the election of directors from a plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. In contested elections the vote standard will continue to be a plurality of votes cast.

•	Article III, Section 10 was amended to clarify the procedures for filling vacancies on the Board.
     The amended Bylaws were effective upon approval by the Board of Directors on July 24, 2008. The full text of the Bylaws, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference. The above summary is qualified in its entirety by reference to the full text of the Bylaws filed as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

3.1	Synovus Financial Corp. Bylaws, as amended on July 24, 2008

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Synovus”)
Dated: July 28, 2008	By:	/s/ Samuel F. Hatcher
Samuel F. Hatcher
Executive Vice President, General Counsel and Secretary

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